SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2003

                           Sandy Spring Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


          Maryland                   0-19065                   52-1532952
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(State or other jurisdiction    (Commission file              (IRS Employer
of incorporation)                    number)              Identification Number)


17801 Georgia Avenue, Olney, Maryland            20832
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(Address of Principal Executive Offices)     (Zip Code)

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Registrant's telephone number, including area code:  (301) 774-6400

Item 7. Financial Statements and Exhibits.

(a)      Exhibit 99 - News Release dated December 19, 2003.

Item 9. Regulation FD Disclosure.


On December 19, 2003, Sandy Spring Bancorp, Inc. issued the press release attached as Exhibit 99, regarding revised earnings guidance for the year ended December 31, 2003.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SANDY SPRING BANCORP, INC.



                                                     By: /s/ Hunter R. Hollar
                                                         -----------------------
                                                         Hunter R. Hollar
                                                         President and
                                                         Chief Executive Officer

Dated :December 19, 2003